Sale of investment	12 Months Ended
Dec. 31, 2023
Discontinued Operations and Disposal Groups [Abstract]
Sale of investment
6. Sale of investment

On February 7, 2022, the Company sold 100% of its shares in Cummins Westport Inc. ("CWI") to Cummins Inc. ("Cummins") for proceeds of $22,200, with Cummins continuing to operate the business as the sole owner. As part of the agreement, Cummins agreed to purchase the Company's interest in the intellectual property with proceeds to the Company of $20,000. The Company received proceeds of $31,445, net of a $10,800 holdback, after the closing date. The holdback will be retained by Cummins for a term of three years to satisfy any extended warranty obligations in excess of the recorded extended warranty obligation. Any unused amounts will be repaid to the Company at the end of three-year term and, in the event that the holdback is not sufficient to cover the extended warranty obligations, the Company may also be required to supplement this holdback amount to cover valid extended warranty claims.

December 31, 2022
Proceeds from sale of investment	$31,445
Holdback receivable[1]	9,713
Less: carrying value of investment	22,039
Gain on sale of investment	$19,119

[1]Holdback receivable is included in other long-term assets in the consolidated balance sheets.
7. Long-term investments:

	December 31,
	2023	2022
Weichai Westport Inc. (a)	$1,411	$1,824
Minda Westport Technologies Limited (b)	3,234	2,657
Other equity accounted investees	147	148
	$4,792	$4,629

(a)    Weichai Westport Inc. ("WWI"):

The Company, indirectly through its wholly-owned subsidiary, Westport Innovations (Hong Kong) Limited (“Westport HK”), is currently the registered holder of a 23.33% equity interest in WWI. In April 2016, the Company sold to Cartesian Capital Group (“Cartesian”) a derivative economic interest granting it the right to receive an amount of future income received by Westport HK from WWI equivalent to having an 18.78% equity interest in WWI and concurrently granted a Cartesian entity an option to acquire all of the equity securities of Westport HK for a nominal amount. The Company retained the right to transfer any equity interest held by Westport HK in WWI that was in excess of an 18.78% interest in the event that such option was exercised. As a result of such transactions, the Company’s residual 23.33% equity interest in WWI currently corresponds to an economic interest in WWI equivalent to 4.55%.

In December 2023, the Company, through is wholly-owned subsidiary, Westport HK, signed an equity transfer agreement with WWI for the 4.55% economic interest. As at December 31, 2023, the Company recognized an impairment loss of $413 (December 31, 2022 - nil) since the fair value of the investment was assessed to be lower than the carrying amount.

(b)    Minda Westport Technologies Limited ("MWTL"):

The Company, indirectly through its wholly owned subsidiary, Westport Fuel Systems Italia S.R.L., is currently the registered holder of a 50% equity interest in MWTL. In September 2023, the Company entered into an amended and restated joint venture agreement with Uno Minda Limited ("Minda"). The parties have agreed to enter into a share purchase agreement to sell 26% share capital held by the Company to Minda. As at December 31, 2023, the Company has assessed the carrying amount to be equal to the fair value of the investment.